Exhibit 99.1 Investor Presentation May/June 2019

Important Information Caution Concerning Forward-Looking Statements This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward- looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2019 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP measures and a reconciliation of those measures to the most directly comparable GAAP measures are provided in the Company’s Form 8-K filed with the SEC on May 29, 2019 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Agenda • Dycom Overview • Industry Update & Drivers • Customer Focus & Services • Financial & Operational Highlights • Closing Thoughts • Q&A 3

Dycom Overview Leading supplier of specialty contracting services to telecommunication providers Operates throughout the continental United States Nationwide footprint with 44 operating subsidiaries and over 15,000 employees Strong revenue base, customer relationships and profitable results Contract revenues of $833.7 million for Q1 2020, compared to $731.4 million for Q1 2019 Non-GAAP Adjusted EBITDA of $73.6 million, or 8.8% of contract revenues, for Q1 2020, compared to $73.7 million, or 10.1% of contract revenues, for Q1 2019 Non-GAAP Adjusted Diluted EPS of $0.53 per share for Q1 2020, compared to $0.65 per share for Q1 2019 Solid financial profile Ample liquidity of $358.9 million at the end of Q1 2020 consisting of availability under Senior Credit Facility and cash on hand No outstanding revolver borrowings at the end of Q1 2020 4

# Strong Secular Trend

## North America Internet Protocol Traffic vs. GDP Growth



Quarterly GDP Change
10%
8%
6%
4%
2%
0%
(2)%
(4)%
(6)%
(8)%
(10)%
60,000
50,000
40,000
30,000
20,000
10,000
North America IP Traffic (Petabytes per Month)
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis

## Data Usage Growth & Broadband Speeds



Weighted Average Data Consumed
Gigabytes
300
250
200
150
100
50
-
215.4
273.5
2018
Q1-19



Provisioned Speed Tiers
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1.9%
3.5%
7.0%
33.5%
31.4%
14.3%
8.4%
Weighted Avg Data
1 Gbps
500-900 Mbps
200-300 Mbps
100-150 Mbps
50-75 Mbps
20-30 Mbps
<15 Mbps

Source: OpenVault Broadband Industry Report 1Q 2019

Strong and stable growth in IP traffic even in times of GDP decline

Telecommunications networks fundamental to economic progress

*"IP traffic in North America will reach 108.4 EB per month by 2022, growing at a CAGR of 21 percent."*

***- Cisco Visual Networking Index: Forecast and Trends, 2017–2022 White Paper - February 2019***

The weighted average data consumed monthly by subscribers increased 27% from 2018 to Q1 2019

Close to half of all subscribers (46%) are provisioned at speeds of 100 Mbps or higher

Consumer demand for bandwidth driving fiber deployments by telecom providers

5

DYCOM

Industry Themes Industry increasing network bandwidth dramatically Major industry participants deploying significant 1 gigabit wireline networks Emerging wireless technologies are driving significant wireline deployments Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency applications Industry effort required to deploy these converged networks continues to meaningfully broaden our set of opportunities Dycom’s competitively unparalleled scale and financial strength position it well to deliver valuable services to its customers Currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in more than a dozen metropolitan areas to several customers Customers are pursuing multi-year initiatives that are being planned and managed on a market by market basis Dycom’s ability to provide integrated planning, engineering and design, procurement and construction and maintenance services is of particular value to several industry participants 6

Industry Drivers Firm and strengthening end market opportunities Fiber deployments in contemplation of emerging wireless technologies are underway in many regions of the country Wireless construction activity in support of expanded coverage and capacity has begun to accelerate through the deployment of enhanced macro cells and new small cells Telephone companies are deploying FTTH to enable 1 gigabit high speed connections Cable operators are deploying fiber to small and medium businesses and enterprises. Fiber deep deployments and new build opportunities are underway. Dramatically increased speeds to consumers are being provisioned Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of Dycom’s maintenance and operations business Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services Encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives 7

Key Driver: High Bandwidth Deployments Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings and 1 gigabit connections Data transmission speeds dramatically increasing Key customer committed to passing millions of new locations with fiber AT&T Verizon Source: AT&T transcripts Source: Verizon Nov 2017 Analyst Presentation Think about that wireline network where we'll have 14 million or so by the end What we're focused on right now with that though is we have the path to the of second quarter and nearly in the third quarter fiber-to-the-prem and 30 million homes that we've referenced passing with our 5G Home experience, “ tremendous opportunity. We've connected about 3 million of those customers “ and that is built on two things; one, an existing deployment model that we with the fiber at the end of the first quarter. We've been penetrating those have today that extends beyond dense urban into suburban aligned with our markets that are three years old at the 50% level. So we've got a long way to fiber deployment. Those two things going hand in hand is really what puts us go for the creative network, as well as 22 million points of fiber contact with ahead of the curve from that side of the deployment. our business customers, so a great wireline network to connect to. Adam Koeppe – Verizon Communications, Inc John J. Stephens - AT&T, Inc. – CFO & Senior EVP” – May 2019 – Senior VP of Network Strategy” & Planning – May 2019 8

# Key Driver: Wireless Network Upgrades



Growth in Number of Cell Sites
US Cell Sites
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Forecasted CAGR 6.1% through 2025
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2020 Estimates
2025 Estimates

Source: Industry publications and accenturestrategy report – March 2018

Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term

Carriers enhancing coverage and capacity by increasing the number of small cells. 800,000 small cell deployments expected over next few years

Emerging wireless technologies driving significant wireline deployments

Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth low latency applications

> "*Mobile connectivity has become essential for many network users. Most people already consider mobile voice service a necessity, and mobile voice, data, and video services are fast becoming an integral part of consumers and business users' lives. Used extensively by consumer as well as enterprise segments, with impressive uptakes in both developed and emerging markets, mobility has proved to be transformational. The number of mobile subscribers has grown rapidly, and bandwidth demand for data and video content continues to increase. Mobile M2M connections represent the fastest growing device/connection category in our forecast. The next 5 years are projected to provide unabated mobile video adoption. Backhaul capacity and efficiency must increase so mobile broadband, data access, and video services can effectively support consumer usage trends and keep mobile infrastructure costs in check.*"

***Cisco VNI Mobile, 2019***

9

DYCOM

Key Driver: Fiber to Businesses Revenue earned by Comcast and Charter from Business Services totaled $13.6 Billion7 of an Addressable Market of $70 billion Source: Comcast and Charter press releases and transcripts And now, a still pretty early push into enterprise, whereas we've talked before, there are a lot of big businesses that have local market needs, think bank branches, fast food restaurants, retailers, where the local distributed need is very similar to the product offering we have. And with a little bit of investment that the teams have been “ making to stitch it together, both with other Cable operators and some add-on services that sit on top, we feel good about the growth ahead of us in the enterprise side. And in our footprint alone, we think the aggregate is something like a $40 billion market and we're at $7 billion of annualized revenue. So, I think we got a nice runway ahead in the Business Services side. Michael J. Cavanagh, CFO & Senior EVP, ” Comcast – December 2018 10

Intensely Focused on Telecommunications Market Complete Lifecycle Services Crucial to Customers’ Success INSTALLATION MAINTENANCE Wireline Wireless PROCUREMENT PROGRAM CONSTRUCTION MANAGEMENT ENGINEERING & DESIGN Q1 2020 Revenue by Customer Type: 91.3% 5.8% 2.9% Telecommunications Underground Electric/Gas Locating Utilities & Other Dycom is well-positioned to benefit from future growth opportunities 11

Local Credibility, National Capability Operating Subsidiaries

Well Established Customers Top 5 Customers Q1 2020 Organic growth: Q1 2020 Organic growth with the following customers: 15.8% 19.4% 3.0% 28.7% 47.2% 17.8% 38.0% Total Customers Top 5 Customers All Other Customers AT&T Verizon CenturyLink Windstream Established relationships with high quality, long-term industry Top 5 customers represented 80.4% of contract revenues in leaders which generate the vast majority of the industry’s profitable Q1 2020 opportunities 13

Durable Customer Relationships 14

Anchored by Long-Term Agreements Revenue by Contract Type for Fiscal Q1 2020 Backlog3 Master Service Agreements Short-term contracts Long-term contracts Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years Generally multiple agreements maintained with each customer Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery Backlog at $7.051 billion as of Q1 2020 15

10+ Years of Robust Cash Flow Generation $2,150 million $2,150 million Net Increase in Cash $106 Share Strong operating cash flow of Other Cash Flow Repurchases $724 $447 $1.425 billion over 10+ years Business Prudent approach to capital allocation: Acquisitions $618 $447 million invested in share repurchases $618 million invested in business acquisitions Cash Flow from $979 million in cap-ex, net of disposals, or Operations $1,425 approximately 46% of allocation Cap-Ex, net $979 Sources of Cash Uses of Cash Fiscal 2009 – Fiscal 2019 Robust cash flow generation and prudent capital allocation provide strong foundation for returns 16

Financial Update 17

Financial Overview Strong market opportunities Contract revenues of $833.7 million in Q1 2020, increased organically 15.8% from the comparable prior period Non‐GAAP Adjusted EBITDA of $73.6 million, or 8.8% of revenue, for Q1 2020 Non‐GAAP Adjusted Diluted EPS of $0.53 per share for Q1 2020 Solid financial profile Cash flows support scale of operations Ample liquidity of $358.9 million at the end of Q1 2020 consisting of availability under Senior Credit Facility and cash on hand No outstanding revolver borrowings at the end of Q1 2020 Sound credit metrics and no near term debt maturities Capital structure designed to produce strong returns As of April 27 2019, $150.0 million authorized for share repurchases through February 2020 18

Contract Revenue Trend Annual Growth in Contract Revenues Quarterly Contract Revenues Annual Organic Revenue Trend Quarterly Organic Revenue Trend 19

Earnings Non-GAAP Adjusted EBITDA Quarterly Non-GAAP Adjusted EBITDA Non-GAAP Adjusted Diluted EPS Quarterly Non-GAAP Adjusted Diluted EPS 20

Liquidity and Cash Flow $ Millions January 26, 2019 April 27, 2019 Cash and equivalents $ 128.3 $ 33.6 Cash Flow from Operating Activities Senior Credit Facility, matures Oct 2023:4 Revolving Facility $ - $ - Term Loan Facilities 450.0 450.0 0.75% Convertible Senior Notes, mature Sept 2021: Notional Value 485.0 485.0 Total Notional Amount of Debt $ 935.0 $ 935.0 Net Debt (Notional Debt less Cash) $ 806.7 $ 901.4 Total Notional Amount of Debt (see above) $ 935.0 $ 935.0 Unamortized debt discount and debt fees on 0.75% Convertible Senior Notes (61.8) (56.4) Debt, net of debt discount and fees $ 873.2 $ 878.6 Availability on Revolving Facility5 $ 412.9 $ 325.4 Total Liquidity6 $ 463.1 $ 358.9 Balance sheet reflects the strength of our business Cash on hand used to support organic growth and capital expenditures during Q1 2020 Liquidity of $358.9 million at April 27, 2019 consisting of availability under Senior Credit Facility and cash on hand6 Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy 21

Capital Allocated to Maximize Returns Dycom is committed to maximizing long term returns through prudent capitol allocation Invest in Pursue Complementary Share Organic Growth Acquisitions Repurchases Leverage our scale and expertise to Selectively acquire businesses that Repurchased 23.9 million shares for expand margins through best practices complement our existing footprint and approximately $658 million since fiscal enhance our customer relationships 2006 Acquisitions have further strengthened $150.0 million authorization available Dycom’s customer base, geographic for share repurchases through February scope, and technical service offerings 2020 22

Questions and Answers 23

Selected Information from Q1 2020 Dycom Results Conference Call Materials The following slides 25 & 26 were used on May 21, 2019 in connection with the Company’s conference call for its fiscal 2020 first quarter results and are included for your convenience. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in slides 25 & 26 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on May 21, 2019 and May 22, 2019. 24

Outlook for Quarter Ending July 27, 2019 (Q2 2020) $ MillionsQ1 (except2020 per Outlook share amounts) Other Expectations Outlook Outlook Q2 2019 Q2 2020 Q2 2019 Q2 2020 Contract revenues $799.5 $835 - $885 Depreciation $39.0 $41.1 - $41.9 GAAP Diluted Earnings per Common Share $0.94 $0.59 - $0.81 Amortization $5.8 $5.3 Share-based compensation $6.0 $3.2 - $3.7 (Included in General & Administrative Expense) Non-GAAP Adjusted Diluted Earnings per $1.05 $0.70 - $0.92 Non-GAAP Adjusted Interest expense $5.7 $7.7 - $7.8 Common Share (Excludes non-cash amortization of debt discount of $4.8 for Q2 2019 & expectation of $5.0 for Q2 2020) Non-GAAP Adjusted EBITDA % 12.2% Non-GAAP Other income, net $4.2 $2.3 - $2.9 of contract revenues Adjusted (Includes Gain on sales of fixed assets of $4.9 for Q2 2019 EBITDA % and expectation of $3.7 - $4.3 for Q2 2020) decreases from Non-GAAP Adjusted Effective Income Tax Rate 27.8% 27.5% Q2 2019 (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million 25

Looking Ahead to the Quarter Ending October 26, 2019 (Q3 2020) $ MillionsQ1 (except2020 per Outlook share amounts) Other Expectations Outlook Outlook Q3 2019 Q3 2020 Q3 2019 Q3 2020 Contract revenues $848.2 Total revenue Depreciation $39.8 $41.7 - $42.5 growth % of Amortization $5.8 $5.3 low- to mid- single digit as Share-based compensation $7.4 $3.5 - $4.0 a % of revenue (Included in General & Administrative Expense) compared to Non-GAAP Adjusted Interest expense $6.5 $7.8 - $7.9 Q3 2019 (Excludes non-cash amortization of debt discount of $4.8 for Q3 2019 & expectation of $5.1 for Q3 2020) Non-GAAP Adjusted EBITDA % 11.6% Non-GAAP Other income, net $2.8 $0.8 - $1.4 of contract revenues Adjusted (Includes Gain on sales of fixed assets of $3.9 for Q3 2019 EBITDA % and expectation of $2.1 - $2.7 for Q3 2020) decreases from Non-GAAP Adjusted Effective Income Tax Rate 27.3% 27.5% Q3 2019 (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million 26

Notes 1) Organic growth (decline) % adjusted for revenues from acquired businesses and storm restoration services, when applicable. Organic growth % in Q4 2017 adjusted for additional week in Q4 2016 resulting from the Company’s 52/53 week fiscal calendar. 2) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the 4 Quarters Ended Jan. 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018 and Q2 2018 for comparative purposes to other twelve month periods presented. 3) Our backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding twelve-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, we also consider the anticipated scope of the contract and information received from the customer in the procurement process. A significant majority of our backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. 4) The Company had $52.3 million and $48.6 million of standby letters of credit outstanding under the Senior Credit Facility at April 27, 2019 and January 26, 2019, respectively. 5) As of January 26, 2019, Availability on Revolving Facility includes $78.1 million representing the incremental amount of eligible cash and equivalents above $50 million as permitted by the Company’s Senior Credit Facility. As of April 27, 2019, there was no incremental amount included as Cash and equivalents were less than $50 million. 6) As of January 26, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility, the $50 million threshold amount of cash and equivalents referred to in footnote five above and other available cash and equivalents. As of April 27, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility and cash and equivalents. 7) For the trailing twelve months (“TTM”) ended March 31, 2019 8) For comparison purposes, revenues from Charter Communications, Inc., Time Warner Cable Inc., and Bright House Networks, LLC have been combined for periods prior to their May 2016 merger. Revenues from Verizon Communications Inc. and XO Communications LLC’s fiber-optic network business have also been combined for periods prior to their February 2017 merger. Revenues from CenturyLink, Inc. and Level 3 Communications, Inc. have been combined prior to their November 2017 merger. 27